    As filed with the Securities and Exchange Commission on October 25, 2000

                                               Registration No. 33-9421/811-5526

================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



         Pre-Effective Amendment No. ___ Post-Effective Amendment No___
                        (Check appropriate box or boxes)



                Exact Name of Registrant as Specified in Charter:
                          MUTUAL FUND INVESTMENT TRUST

                         Area Code and Telephone Number:
                                 1-800-5-CHASE-0

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                   LISA HURLEY
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

                             CYNTHIA G. COBDEN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                             New York, NY 10017-3954

================================================================================

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on November 27, 2000 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-9421/811-5526) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 1999 was filed on March 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                          MUTUAL FUND INVESTMENT TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)


ITEM NO.                                                                        HEADING
--------                                                                        -------
PART A
------
1.   Beginning of Registration Statement and Outside Front
     Cover Page of Prospectus.........................................          Cover Page

2.   Beginning and Outside Back Cover Page of Prospectus..............          Table of Contents

3.   Synopsis and Risk Factors........................................          Summary; Risk Factors

4.   Information About the Transaction................................          Summary; Information Relating to the Proposed
                                                                                Conversion

5.   Information About the Registrant.................................          Summary; Information Relating to the Proposed
                                                                                Reorganization; Investment Policies; Additional
                                                                                Information About Chase Equity Growth Fund

6.   Information About the Company Being Acquired.....................          Summary; Information Relating to the Proposed
                                                                                Reorganization; Investment Policies; Additional
                                                                                Information About Chase Vista Equity Growth Fund

7.   Voting Information...............................................          Summary; Information Relating to Voting Matters

8.   Interest of Certain Persons and Experts..........................          Information Relating to Voting Matters

9.   Additional Information Required for Reoffering by Persons
     Deemed to be Underwriters........................................          Inapplicable

PART B
------
10.  Cover Page.......................................................          Statement of Additional Information; Cover Page

11.  Table of Contents................................................          Table of Contents

12.  Additional Information...........................................          Statement of Additional Information dated
                                                                                December 29, 1999

13.  Additional Information About the Company Being Acquired..........          Inapplicable


14.  Financial Statements.............................................          Financial Statements; Pro Forma Financial Statements

PART C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                         CHASE VISTA EQUITY GROWTH FUND
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                              [December 1,] 2000

Dear Shareholder:

    A special meeting of the shareholders of Chase Vista Equity Growth Fund, a series of Mutual Fund Group ("MFG"), will be held on January 26, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of Chase Vista Equity Growth Fund into Chase Equity Growth Fund, a series of Mutual Fund Investment Trust ("MFIT") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in Chase Equity Growth Fund, which is also advised by The Chase Manhattan Bank ("Chase"). The investment objective and policies for Chase Vista Equity Growth Fund are identical to those of Chase Equity Growth Fund. MFIT is comprised of 11 portfolios, each managed by Chase, consisting of income and equity funds. In connection with the Reorganization, Chase Equity Growth Fund
will be renamed ["Chase           Equity Growth Fund."]

    After the proposed Reorganization, your investment would be in a larger combined fund with identical investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.

    Currently, both Chase Equity Growth Fund and Chase Vista Equity Growth Fund (together with Chase Equity Growth Fund, the "Funds") utilize a "master-feeder" structure and invest all of their investable assets in Equity Growth Portfolio, a series of Mutual Fund Master Investment Trust ("MFMIT"), an open-end investment company, which has identical investment objectives and policies as the Funds. The current investment adviser for Equity Growth Portfolio is Chase. Accordingly, both Funds are managed indirectly by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Subsequent to the Reorganization, this master-feeder structure may be eliminated in which case Chase Equity Growth Fund will invest in securities directly rather than indirectly through Equity Growth Portfolio.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of Chase Vista Equity Growth Fund and MFG to Chase Equity Growth Fund and MFIT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Chase Vista Equity Growth Fund, MFG, Chase Equity Growth Fund, MFIT or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares of Chase Equity Growth Fund.

    The Proposal has been carefully reviewed by the Board of Trustees of MFG, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFG UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-34-VISTA.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, November 10, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on January 26, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                    Fergus Reid
                                                    Chairman

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds which have identical investment policies and which are managed by the same portfolio management team.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, Chase Vista Equity Growth Fund would transfer all of its assets and liabilities to Chase Equity Growth Fund and would receive, in exchange, shares of Chase Equity Growth Fund. Chase Vista Equity Growth Fund would then be liquidated and the shares of Chase Equity Growth Fund would be distributed to shareholders such as you. After the Reorganization, you would own shares in Chase Equity Growth Fund rather than Chase Vista Equity Growth Fund. Holders of Class A Shares would receive Class A Shares in Chase Equity Growth Fund, holders of Class B Shares would receive Class B Shares in Chase Equity Growth Fund and holders of Class C Shares would receive Class C Shares in Chase Equity Growth Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    Chase Equity Growth Fund and Chase Vista Equity Growth Fund have identical investment objectives and policies. Therefore, the Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Equity Growth Fund than they are for Chase Vista Equity Growth Fund. If an increase does arise, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    Both Chase Equity Growth Fund and Chase Vista Equity Growth Fund utilize a "master-feeder" structure and invest all of their investable assets in Equity Growth Portfolio. The portfolio management team which manages the day-to-day investment activities of Equity Growth Portfolio, and thus indirectly both Chase Equity Growth Fund and Chase Vista Equity Growth Fund, will remain the same. Subsequent to the Reorganization, this master-feeder structure may be eliminated in which case Chase Equity Growth Fund will invest in securities directly rather than indirectly through Equity Growth Portfolio.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Chase Vista Equity Growth Fund or Chase Equity Growth Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Substantially similar services are available to shareholders of both Chase Vista Equity Growth Fund and Chase Equity Growth Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in Chase Equity Growth Fund.

AS A HOLDER OF SHARES OF CHASE VISTA EQUITY GROWTH FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                        CHASE VISTA EQUITY GROWTH FUND,
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001

To the Shareholders of Chase Vista Equity Growth Fund:

    NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders ("Shareholders") of Chase Vista Equity Growth Fund ("Chase Vista Equity Growth Fund"), a series of Mutual Fund Group ("MFG"), will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between Mutual Fund Group ("MFG") on behalf of Chase Vista Equity Growth Fund, and Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Equity Growth Fund, and the transactions contemplated thereby, including
          (a) the transfer of all of the assets and liabilities of Chase Vista Equity Growth Fund to Chase Equity Growth Fund, a series of MFIT in exchange for (i) Class A Shares of Chase Equity Growth Fund (the "Class A Shares"), (ii) Class B Shares of Chase Equity Growth Fund (the "Class B Shares") and (iii) Class C Shares of Chase Equity Growth Fund ("Class C Shares" and together with the Class A Shares and
          Class B Shares, the "Chase Equity Growth Fund Shares"), as applicable; and (b) the distribution of such Chase Equity Growth Fund Shares to the Shareholders of Chase Vista Equity Growth Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFG. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CHASE VISTA EQUITY GROWTH FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa Hurley
                                               Lisa M. Hurley
                                               Secretary

    [December 1,] 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED [DECEMBER 1,] 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        CHASE VISTA EQUITY GROWTH FUND,
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 34-VISTA

                        BY AND IN EXCHANGE FOR SHARES OF
                           CHASE EQUITY GROWTH FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                      41SST FLOOR NEW YORK, NEW YORK 10036
                                (800) 5-CHASE-0

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Chase Vista Equity Growth Fund ("Chase Vista Equity Growth Fund"), a series of Mutual Fund Group ("MFG"), into Chase Equity Growth Fund ("Chase Equity Growth Fund"), a series of Mutual Fund Investment Trust ("MFIT"). If approved by Shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Chase Vista Equity Growth Fund, which is a series of MFG, to Chase Equity Growth Fund, a series of MFIT having identical investment objectives and policies as Chase Vista Equity Growth Fund, in exchange for shares of Chase Equity Growth Fund (the "Reorganization"). MFG and MFIT are both open-end management investment companies offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. In connection with the Reorganization, Chase Equity Growth Fund
will be renamed ["Chase           Equity Growth Fund."]

    Under the proposed Reorganization, each shareholder of Chase Vista Equity Growth Fund (the "Chase Vista Equity Growth Fund Shareholders") would receive Shares (the "Chase Equity Growth Fund Shares") of Chase Equity Growth Fund with a value equal to such Chase Vista Equity Growth Fund Shareholder's holdings in Chase Vista Equity Growth Fund. Holders of Class A Shares would receive Class A Shares (the "Class A Shares") in Chase Equity Growth Fund, holders of Class B Shares would receive Class B Shares (the "Class B Shares") in Chase Equity Growth Fund and holders of Class C Shares would receive Class C Shares (the "Class C Shares") in Chase Equity Growth Fund. Therefore, as a result of the proposed Reorganization, current Shareholders of Chase Vista Equity Growth Fund will become shareholders of Chase Equity Growth Fund ("Chase Equity Growth Fund Shareholders"). In connection with the Reorganization, Chase Equity Growth Fund will implement a new multi-class structure under which it will offer Class A, Class B, Class C and Institutional Class Shares.

    MFG is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and currently has 20 series of mutual fund portfolios. MFIT is registered as an open-end management investment company under the 1940 Act and currently has 11 series of mutual fund portfolios. Currently, both Chase Equity Growth Fund and Chase Vista Equity Growth Fund invest all of their investable assets in Equity Growth Portfolio, a series of Mutual Fund Master Investment Trust ("MFMIT"), an open-end investment company, which has identical investment objectives and policies as the Funds. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for Equity Growth Portfolio. Accordingly, both Funds are managed indirectly by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Subsequent to the Reorganization, this master-feeder structure may be eliminated in which case Chase Equity Growth Fund will invest in securities directly rather than indirectly through Equity Growth Portfolio. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Equity Growth Portfolio. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between

MFG, on behalf of Chase Vista Equity Growth Fund, and MFIT, on behalf of Chase Equity Growth Fund, attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees of MFG is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, at which meeting shareholders in Chase Vista Equity Growth Fund will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of Chase Vista Equity Growth Fund for the meeting of its Shareholders and also constitutes MFIT's prospectus for Chase Equity Growth Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFG and MFIT that a prospective investor should know before voting on the Proposal. The current prospectuses for Chase Vista Equity Growth Fund and Chase Equity Growth Fund are incorporated herein by reference and are enclosed with this Combined Prospectus/Proxy Statement. A statement of additional information relating to this Combined Prospectus/Proxy Statement dated [December 1,] 2000 (the "Statement of Additional Information") containing additional information about MFG and MFIT has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to MFG at its address noted above or by calling 1-800-34-VISTA.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about [December 1,] 2000.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFIT OR MFG.

    INVESTMENTS IN CHASE EQUITY GROWTH FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE EQUITY GROWTH FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     6
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     7
INVESTMENT POLICIES...............................    10
PURCHASES, REDEMPTIONS AND EXCHANGES..............    12
DISTRIBUTIONS AND TAXES...........................    16
COMPARISON OF CHASE VISTA EQUITY GROWTH FUND'S AND
 CHASE EQUITY GROWTH FUND'S ORGANIZATION
 STRUCTURES.......................................    17
INFORMATION RELATING TO THE ADVISORY CONTRACTS....    18
BOARD OF TRUSTEES.................................    20
INFORMATION RELATING TO VOTING MATTERS............    22
ADDITIONAL INFORMATION ABOUT MFG..................    24
ADDITIONAL INFORMATION ABOUT MFIT.................    24
FINANCIAL STATEMENTS AND EXPERTS..................    24
OTHER BUSINESS....................................    24
LITIGATION........................................    24
SHAREHOLDER INQUIRIES.............................    25
Appendix A--Agreement and Plan of
  Reorganization..................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Chase Vista Equity Growth Fund, a portfolio of Mutual Fund Group ("MFG"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFG ("MFG Board") of proxies to be used at a Special Meeting of Shareholders of Chase Vista Equity Growth Fund to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about [December 1], 2000.

    At the Meeting, Chase Vista Equity Growth Fund shareholders (the "Chase Vista Equity Growth Fund Shareholders") will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated
October 31, 2000 between MFG, on behalf of Chase Vista Equity Growth Fund, and MFIT, on behalf of Chase Equity Growth Fund ("Chase Equity Growth Fund," together with Chase Vista Equity Growth Fund, the "Funds"), pursuant to which all of the assets and liabilities of Chase Vista Equity Growth Fund will be transferred to Chase Equity Growth Fund in exchange for shares ("Chase Equity Growth Fund Shares") of Chase Equity Growth Fund. As a result of this transaction (the "Reorganization"), Chase Vista Equity Growth Fund Shareholders will become shareholders of Chase Equity Growth Fund and will receive Chase Equity Growth Fund Shares equal in value to their holdings in Chase Vista Equity Growth Fund on the date of the Reorganization. Holders of Class A Shares in Chase Vista Equity Growth Fund would receive Class A Shares ("Class A Shares") in Chase Equity Growth Fund, holders of Class B Shares in Chase Vista Equity Growth Fund would receive Class B Shares ("Class B Shares") in Chase Equity Growth Fund and holders of Class C Shares in Chase Vista Equity Growth Fund would receive Class C Shares ("Class C Shares") in Chase Equity Growth Fund. [In connection with the Reorganization, Chase Equity Growth Fund will be renamed
["Chase           Equity Growth Fund."]] Further information relating to Chase
Equity Growth Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

                THE MFG BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

    Approval of the Reorganization Plan by Chase Vista Equity Growth Fund requires the affirmative vote of the lesser of (i) 67% or more of the Chase Vista Equity Growth Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista Equity Growth Fund Shares. If the Reorganization Plan is not approved by Chase Vista Equity Growth Fund Shareholders, the MFG Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of the Chase Equity Growth Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Chase Vista Equity Growth Fund's and Chase Equity Growth Fund's Semi-Annual Reports to Shareholders and their Annual Reports to Shareholders are enclosed with this Combined Prospectus/Proxy Statement.

PROPOSED TRANSACTION

    Pursuant to the proposed Reorganization Plan, Chase Vista Equity Growth Fund, an existing series of MFG, will transfer all of its assets and liabilities to Chase Equity Growth Fund in exchange for shares of Chase Equity Growth Fund, a series of MFIT.

    Under the proposed Reorganization, each Chase Vista Equity Growth Fund Shareholder would receive a number of Chase Equity Growth Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Chase Vista Equity Growth Fund Shares on such date. Therefore, following the proposed Reorganization, Chase Vista Equity Growth Fund Shareholders will be Chase Equity Growth Fund Shareholders.

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Equity Growth Fund than they are for Chase Vista Equity Growth Fund. Chase Vista Equity Growth Fund Shareholders holding Class A Shares will receive Class A Shares in the Reorganization, but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Chase Equity Growth Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFG Board and the MFIT Board, including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act, have each determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

INVESTMENT ADVISERS

    Currently, both Chase Equity Growth Fund and Chase Vista Equity Growth Fund invest all of their investable assets in Equity Growth Portfolio, a series of Mutual Fund Master Investment Trust ("MFMIT"), an open-end investment company, which has identical investment objectives and policies as the Funds. The investment adviser for Equity Growth Portfolio is The Chase Manhattan Bank ("Chase"). Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation. Accordingly, both Funds are managed indirectly by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for Equity Growth Portfolio and, therefore, indirectly, your portfolio. Subsequent to the Reorganization, this master-feeder structure may be eliminated in which case Chase Equity Growth Fund will invest in securities directly rather than indirectly through Equity Growth Portfolio. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Equity Growth Portfolio. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to Chase Fleming Asset Management
(USA) Inc. ("CFAM"), another indirect wholly owned subsidiary of The Chase Manhattan Corporation, and thereafter CFAM will be the sole investment adviser to Equity Growth Portfolio.

REASONS FOR THE REORGANIZATION

    The MFG Board and MFIT Board decided to reorganize Chase Vista Equity Growth Fund into Chase Equity Growth Fund to increase operational and administrative efficiencies, since the two funds have identical investment objectives and policies and are managed by the same portfolio management team.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett, counsel to MFG, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Chase Vista Equity Growth Fund, Chase Equity Growth Fund or their respective shareholders. The holding period and tax basis of the Chase Equity Growth Fund Shares will be the same as the holding period and tax cost basis of the shareholder's shares of Chase Vista Equity Growth Fund. In addition, the holding period and tax basis of those assets owned by Chase Vista Equity Growth Fund transferred to Chase Equity Growth Fund will be identical for Chase Vista Equity Growth Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of both Chase Vista Equity Growth Fund and Chase Equity Growth Fund is to provide capital appreciation. Producing current income is a secondary consideration.

    The investment policies of Chase Vista Equity Growth Fund and Chase Equity Growth Fund are identical.

ADDITIONAL TRUST PORTFOLIOS

    In addition to Chase Equity Growth Fund, MFIT currently offers ten additional portfolios:

Balanced Fund                                                 Intermediate Bond Fund
Core Equity Fund                                              Money Market Fund
Equity Growth Fund II                                         Short-Intermediate Term U.S. Government Securities Fund
Equity Income Fund                                            Small Capitalization Fund
Income Fund                                                   U.S. Government Securities Fund

    Detailed descriptions of each MFIT portfolio can be found in the MFIT prospectuses and Statement of Additional Information. MFIT may add or subtract additional portfolios from time to time in the future.

However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

    In addition to Chase Vista Equity Growth Fund, MFG currently offers 19 additional portfolios:

Balanced Fund                                                 Japan Fund
Bond Fund                                                     Large Cap Equity Fund
Capital Growth Fund                                           Select Growth and Income Fund
Core Equity Fund                                              Short-Term Bond Fund
Equity Income Fund                                            Small Cap Equity Fund
European Fund                                                 Small Cap Opportunities Fund
Focus Fund                                                    Strategic Income Fund
Growth and Income Fund                                        U.S. Government Securities Fund
H&Q Technology Fund                                           U.S. Treasury Income Fund
International Equity Fund

    Detailed descriptions of each MFG portfolio can be found in the MFG prospectuses and Statement of Additional Information. MFG may add or subtract portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

PRINCIPAL RISKS OF INVESTING IN CHASE EQUITY GROWTH FUND

    The following discussion highlights the principal risk factors associated with an investment in Chase Equity Growth Fund. These investment risks, in general, are those typically associated with investing in a managed portfolio of securities of mid-capitalization companies which may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic. Mid-sized companies may also be riskier because they may have limited product lines, markets or financial resources, and they may depend on a small management group.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

  ADVISORY SERVICES

    Both Chase Equity Growth Fund and Chase Vista Equity Growth Fund invest all of their investable assets in Equity Growth Portfolio, a series of MFMIT, an open-end investment company, which has identical investment objectives and policies as the Funds. The current investment adviser for Equity Growth Portfolio is Chase. Chase oversees the asset management of Equity Growth Portfolio and administration of both Chase Equity Growth Fund and Chase Vista Equity Growth Fund. As compensation for its services, Chase receives a management fee from Equity Growth Portfolio at an annual rate of 0.75% of its average daily net assets. In connection with the Reorganization, it is anticipated that this management fee will be reduced to 0.50%. Each of Chase Equity Growth Fund and Chase Vista Equity Growth Fund indirectly bears its pro rata share, based on their respective average daily net assets, of the management fee paid by Equity Growth Portfolio to Chase.

 OTHER SERVICES

    Vista Fund Distributors, Inc. ("VFD"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for Chase Vista Equity Growth Fund. CFD Fund Distributors, Inc. ("CFD"), another wholly-owned indirect subsidiary of BISYS, is the distributor for Chase Equity Growth Fund. VFD and CFD are unaffiliated with Chase. [In connection with the Reorganization, VFD will become distributor for Chase Equity Growth Fund and will change its name to
Chase           Fund Distributors, Inc.]

    Chase serves as administrator for both Chase Equity Growth Fund and Chase Vista Equity Growth Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports.

    Investors Bank and Trust Company ("IBT") serves as fund accountant and custodian for both Chase Equity Growth Fund and Chase Vista Equity Growth Fund. In its role as custodian, IBT is responsible for the daily safekeeping of securities and cash held by both Chase Equity Growth Fund and Chase Vista Equity Growth Fund.

    PricewaterhouseCoopers LLP ("PwC") serves as both Chase Vista Equity Growth Fund's and Chase Equity Growth Fund's independent accountants, auditing and reporting on the annual financial statements of each Fund and preparing each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFG or MFIT engages it to do so.

ORGANIZATION

    Each of MFG and MFIT is organized as a Massachusetts business trust. Chase Vista Equity Growth Fund is organized as a series of MFG and Chase Equity Growth Fund is organized as a series of MFIT.

PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for making purchases, redemptions and exchanges of shares of Chase Equity Growth Fund are substantially similar to those with respect to shares of Chase Vista Equity Growth Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by each of Chase Vista Equity Growth Fund and Chase Equity Growth Fund that reflect the current expense arrangements, and (ii) estimated fees and expenses on a pro forma basis for Chase Equity Growth Fund after giving effect to the proposed Reorganization. Under the proposed Reorganization, holders of Class A Shares in Chase Vista Equity Growth Fund would receive Class A Shares in Chase Equity Growth Fund, holders of Class B Shares in Chase Vista Equity Growth Fund would receive Class B Shares in Chase Equity Growth Fund and holders of Class C Shares in Chase Vista Equity Growth Fund would receive Class C Shares in Chase Equity Growth Fund. SHAREHOLDERS RECEIVING CLASS A SHARES WILL NOT PAY A SALES LOAD ON SHARES RECEIVED IN THE REORGANIZATION BUT WILL PAY A LOAD ON ADDITIONAL CLASS A SHARES THEY BUY IN THE FUTURE.

    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current Chase Vista Equity Growth Fund Shareholders are anticipated to be the same or less following the Reorganization. In addition, Chase has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual expenses do not increase for at least one year.

                                     CHASE VISTA EQUITY GROWTH FUND(A)
                                     ----------------------------------
                                      CLASS A     CLASS B     CLASS C
                                       SHARES      SHARES      SHARES
                                     ----------  ----------  ----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) When
  You Buy Shares, Shown As % Of The
  Offering Price                        5.75%     None        None
Maximum Deferred Sales Charge
  (Load) Shown As Lower Of % Of The
  Offering Price Or Redemption
  Proceeds                            None          5.00%       1.00%
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
  (as a percentage of average net
  assets)
Management Fees                         0.75%       0.75%       0.75%
Distribution (12b-1) Fees               0.25%       0.75%       0.75%
Other Expenses                          0.87%       0.87%       0.87%
Total Annual Fund Operating
  Expenses                              1.87%       2.37%       2.37%

                                          CHASE EQUITY GROWTH FUND(B)
                                          ----------------------------
                                            INVESTOR        PREMIER
                                              CLASS          CLASS
                                             SHARES         SHARES
                                          -------------  -------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) When You Buy
  Shares, Shown As % Of The Offering
  Price                                     None           None
Maximum Deferred Sales Charge (Load)
  Shown As Lower Of % Of The Offering
  Price Or Redemption Proceeds              None           None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
  (as a percentage of average net
  assets)
Management Fees                               0.75%          0.75%
Distribution (12b-1) Fees                     0.25%        None
Other Expenses                                0.52%          0.27%
Total Annual Fund Operating Expenses          1.52%          1.02%

                                    CHASE EQUITY GROWTH FUND (COMBINED)(C)
                                ----------------------------------------------
                                PRO FORMA  PRO FORMA  PRO FORMA    PRO FORMA
                                 CLASS A    CLASS B    CLASS C   INSTITUTIONAL
                                 SHARES     SHARES     SHARES    CLASS SHARES
                                ---------  ---------  ---------  -------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
Maximum Sales Charge (Load)
  When You Buy Shares, Shown
  As % Of The Offering Price      5.75%     None       None        None
Maximum Deferred Sales Charge
  (Load) Shown As Lower Of %
  Of The Offering Price Or
  Redemption Proceeds            None        5.00%      1.00%      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
  (as a percentage of average
  net assets)
Management Fees                   0.50%      0.50%      0.50%         0.50%
Distribution (12b-1) Fees         0.25%      0.75%      0.75%      None
Other Expenses                    0.73%      0.73%      0.73%         0.50%
Total Annual Fund Operating
  Expenses                        1.48%      1.98%      1.98%         1.00%

---------------------

(a) The actual Management Fees for Class A, B and C shares of Chase Vista Equity Growth Fund are expected to be 0.73%, 0.73% and 0.73%, respectively, the actual Distribution Fees for Class A shares are expected to be 0.00%, the actual Other Expenses for Class A, B and C shares are expected to be 0.52%, 0.52% and 0.52%, respectively, and Total Annual Fund Operating Expenses for Class A, B and C shares are not expected to exceed 1.25%, 2.00% and 2.00%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(b) The actual Management Fees for Investor and Premier Class shares of Chase Equity Growth Fund, prior to the Reorganization, are expected to be 0.73% and 0.73%, respectively, the actual Distribution Fees for Investor Class shares are expected to be 0.00%, and Total Annual Fund Operating Expenses for Investor and Premier Class shares are not expected to exceed 1.25% and 1.00%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(c) The actual Distribution Fees for Class A shares of Chase Equity Growth Fund, subsequent to the reorganization, are expected to be 0.02% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of the period;

    - your investment has a 5% return each year; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

    If you sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA EQUITY GROWTH FUND
  CLASS A SHARES*               $ 754   $ 1,129  $ 1,528  $ 2,639
  CLASS B SHARES**              $ 740   $ 1,039  $ 1,465  $ 2,582***
  CLASS C SHARES**              $ 340   $   739  $ 1,265  $ 2,706
CHASE EQUITY GROWTH FUND
  INVESTOR CLASS SHARES         $ 155   $   480  $   829  $ 1,813
  PREMIER CLASS SHARES          $ 104   $   325  $   563  $ 1,248
PRO FORMA CHASE EQUITY GROWTH
  FUND
  CLASS A SHARES*               $ 717   $ 1,016  $ 1,336  $ 2,242
  CLASS A SHARES (WITHOUT
    SALES CHARGE)               $ 151   $   468  $   808  $ 1,768
  CLASS B SHARES**              $ 701   $   921  $ 1,268  $ 2,177***
  CLASS C SHARES**              $ 301   $   621  $ 1,068  $ 2,306
  INSTITUTIONAL CLASS SHARES    $ 102   $   318  $   552  $ 1,225

    If you don't sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA EQUITY GROWTH FUND
  CLASS B SHARES                $ 240   $   739  $ 1,265  $ 2,582***
  CLASS C SHARES                $ 240   $   739  $ 1,265  $ 2,706
PRO FORMA CHASE EQUITY GROWTH
  FUND
  CLASS B SHARES                $ 201   $   621  $ 1,068  $ 2,177***
  CLASS C SHARES                $ 201   $   621  $ 1,068  $ 2,306

-------------------

  * Assumes sales charge is deducted when shares are purchased. Shareholders who received Class A Shares as a result of the proposed reorganization will not be charged a sales load.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Equity Growth Fund. Chase Equity Growth Fund has investment policies and investment restrictions identical to Chase Vista Equity Growth Fund. Therefore, there should be no material difference between the risk factors associated with Chase Equity Growth Fund and Chase Vista Equity Growth Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Chase Equity Growth Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Chase Equity Growth Fund.

    The value of shares of Chase Equity Growth Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

    Chase Equity Growth Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not available.

    Chase Equity Growth Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

    The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

    Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of Chase Equity Growth Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

    Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

    In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of Chase Equity Growth Fund.

    The market value of convertible securities and debt securities tends to decline as interest rates increase. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

    If Chase Equity Growth Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed Chase Equity Growth Fund's original investment.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Chase Vista Equity Growth Fund will be transferred to and assumed by Chase Equity Growth Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Chase Vista Equity Growth Fund, MFIT will issue at the Effective Time of the Reorganization full and fractional
(a) Class A Shares of Chase Equity Growth Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class A Shares of Chase Vista Equity Growth Fund, (b) Class B Shares of Chase Equity Growth Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class B Shares of Chase Vista Equity Growth Fund and (c) Class C Shares of Chase Equity Growth Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding
Class C Shares of Chase Vista Equity Growth Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Chase Vista Equity Growth Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the Chase Vista Equity Growth Fund Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of Chase Vista Equity Growth Fund by Chase Equity Growth Fund, Chase Vista Equity Growth Fund will distribute Chase Equity Growth Fund Shares received from MFIT to the Chase Vista Equity Growth Fund Shareholders in liquidation of Chase Vista Equity Growth Fund. Each Chase Vista Equity Growth Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Class A Shares, Class B Shares or Class C Shares, as the case may be, with a total net asset value equal to the net asset value of their Chase Vista Equity Growth Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of Chase Vista Equity Growth Fund.

    Chase Equity Growth Fund expects to maintain most of the portfolio investments of Chase Vista Equity Growth Fund (which consist primarily of shares of Equity Growth Portfolio) in light of the identical investment policies of Chase Vista Equity Growth Fund and the strategies of its investment adviser.

    After the Reorganization all of the issued and outstanding shares of Chase Vista Equity Growth Fund Shares will be canceled on the books of Chase Vista Equity Growth Fund and the stock transfer books of Chase Vista Equity Growth Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Chase Vista Equity Growth Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 19, 2001 or such other date as is agreed to by the parties.

    The expenses of Chase Vista Equity Growth Fund and Chase Equity Growth Fund in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their fund's shareholders.

BOARD CONSIDERATIONS

    In its consideration and approval of the Reorganization at meetings held on October 24, 2000, the MFG Board considered and discussed the future of Chase Vista Equity Growth Fund and how to best serve the Chase Vista Equity Growth Fund Shareholders' interests. The Trustees discussed the size of Chase Vista Equity Growth Fund's investment portfolio (approximately $69 million as of August 31, 2000) and the increasing advantages of reorganizing Chase Vista Equity Growth Fund into Chase Equity Growth Fund. The Trustees reviewed the Proposal. After discussions, it was decided to pursue the Reorganization with Chase Equity Growth Fund.

    In considering the Reorganization, the Trustees noted that all Chase Equity Growth Fund Shareholders wishing to invest in other types of funds would be able to exchange into other Chase Vista funds without being charged a front-end sales charge. In its consideration and approval of the Reorganization, the MFG Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Chase Vista Equity Growth Fund and Chase Equity Growth Fund; the effect of such Reorganization on Chase Vista Equity Growth Fund and its shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied indirectly by Chase and its affiliates; the management and other fees payable by Chase Equity Growth Fund; the similarities and differences in the investment objective and policies of the Funds; the opportunity to combine Chase Vista Equity Growth Fund with Chase Equity Growth Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; and the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as they believed to be relevant, the MFG Board determined that the proposed Reorganization is in the best interests of Chase Vista Equity Growth Fund and that the interests of the Chase Vista Equity Growth Fund Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Chase Vista Equity Growth Fund Shareholders for approval.

    The MFIT Board considered the proposed Reorganization from the perspective of Chase Equity Growth Fund. The MFIT Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; and the fact that the Reorganization would constitute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFIT

Board determined that (i) the proposed Reorganization is in the best interests of the shareholders of Chase Equity Growth Fund and (ii) the interests of Chase Equity Growth Fund's Shareholders would not be diluted as a result of the Reorganization.

    After considering the foregoing factors, together with such other information as it believed to be relevant, the MFIT Board approved the Reorganization Plan.

    THE MFG BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

    The MFG Board has not determined what action Chase Vista Equity Growth Fund will take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFG receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Chase Vista Equity Growth Fund to Chase Equity Growth Fund in exchange for Chase Equity Growth Fund Shares and the liquidating distributions to Shareholders of Chase Equity Growth Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Chase Vista Equity Growth Fund and Chase Equity Growth Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Chase Vista Equity Growth Fund as a result of such transaction;
(iii) no gain or loss will be recognized by Chase Equity Growth Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Chase Vista Equity Growth Fund Shareholders on the distribution to Chase Vista Equity Growth Fund Shareholders of the Chase Equity Growth Fund Shares in exchange for their Chase Vista Equity Growth Fund Shares; (v) the aggregate basis of Shares of Chase Equity Growth Fund received by a Shareholder of Chase Vista Equity Growth Fund will be the same as the aggregate basis of such Chase Vista Equity Growth Fund Shareholder's Chase Vista Equity Growth Fund Shares immediately prior to the Reorganization; (vi) the basis of Chase Equity Growth Fund in the assets of Chase Vista Equity Growth Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Chase Vista Equity Growth Fund immediately before such transaction; (vii) a Chase Vista Equity Growth Fund Shareholder's holding period for Chase Equity Growth Fund Shares will be determined by including the period for which each Chase Vista Equity Growth Fund Shareholder held Chase Vista Equity Growth Fund Shares exchanged therefor, provided that the Shareholder held such Shares in Chase Vista Equity Growth Fund Shares as a capital asset; and (viii) Chase Equity Growth Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Chase Vista Equity Growth Fund.

    MFG has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because Chase Vista Equity Growth Fund will be combined with Chase Equity Growth Fund in the Reorganization, the total capitalization of Chase Equity Growth Fund after the Reorganization is expected to be greater than the current capitalization of Chase Vista Equity Growth Fund. The following table sets forth as of August 31, 2000: (i) the capitalization of Chase Vista Equity Growth Fund;
(ii) the capitalization of Chase Equity Growth Fund; and (iii) the pro forma capitalization of Chase Equity Growth Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Chase Equity Growth Fund and Chase Vista Equity Growth Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each fund. Please note that Chase Equity Growth Fund currently has two classes of shares, Premier Class and Investor Class. In connection with the Reorganization, the Premier Class will be renamed

"Institutional Class," the Investor Class will be renamed "Class A," and the Class B and Class C share classes will be introduced.

                                     CHASE VISTA EQUITY  CHASE EQUITY
                                        GROWTH FUND      GROWTH FUND   PRO FORMA COMBINED
                                     ------------------  ------------  ------------------
Net Assets
  Class A Shares                        $32,222,319      $       --       $ 66,237,730
  Class B Shares                         30,206,045              --         30,206,045
  Class C Shares                          6,396,068              --          6,396,068
  Institutional Class Shares                     --              --        377,979,181
  Investor Class Shares                          --      34,015,411                 --
  Premier Class Shares                           --      377,979,181                --
                                        -----------      ------------     ------------
    Total                               $68,824,432      $411,994,592     $480,819,024
                                        ===========      ============     ============
Shares Outstanding
  Class A Shares                          2,548,516              --            922,419
  Class B Shares                          2,407,736              --            420,638
  Class C Shares                            509,918              --             89,069
  Institutional Class Shares                     --              --          5,235,675
  Investor Class Shares                          --         473,703                 --
  Premier Class Shares                           --       5,235,675                 --
                                        -----------      ------------     ------------
    Total                                 5,466,170       5,709,378          6,667,801
                                        ===========      ============     ============
Net Asset Value Per Share
  Class A Shares                             $12.64              --             $71.81
  Class B Shares                             $12.55              --             $71.81
  Class C Shares                             $12.54              --             $71.81
  Institutional Class Shares                     --              --             $72.19
  Investor Class Shares                          --          $71.81                 --
  Premier Class Shares                           --          $72.19                 --

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Equity Growth Fund. Chase Equity Growth Fund has identical investment policies to Chase Vista Equity Growth Fund. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Chase Equity Growth Fund, which are incorporated herein by reference.

OBJECTIVE

    The investment objective of both Funds is to provide capital appreciation. Producing current income is a secondary objective of both Funds.

MAIN INVESTMENT STRATEGY

    Chase Equity Growth Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks.

    Chase Equity Growth Fund normally invests at least 70% of its total assets in equity securities. Chase Equity Growth Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:

    - a projected earnings growth rate that's greater than or equal to the equity markets in general;

    - a return on assets and return on equity equal to or greater than the equity markets;

    - above market average price-earnings ratios;

    - below-average dividend yield;

    - above-average market volatility; and

    - a market capitalization of more than $500 million.

    Chase Equity Growth Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

    Chase Equity Growth Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

    Chase Equity Growth Fund may also invest in investment grade debt securities. When the adviser wishes to limit Chase Equity Growth Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the maturity of Chase Equity Growth Fund's debt portfolio or on any individual security in the portfolio.

    Chase Equity Growth Fund may invest any portion of its assets that are not in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market conditions, Chase Equity Growth Fund may put any amount of its assets in these types of investments.

    Chase Equity Growth Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. Chase Equity Growth Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

    Chase Equity Growth Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT RESTRICTIONS

    Chase Equity Growth Fund and Chase Vista Equity Growth Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that
    (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, each Fund may borrow money as authorized by the 1940 Act; and

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as that Fund. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for purchases, redemptions and exchanges of shares of Chase Equity Growth Fund are similar to those of Chase Vista Equity Growth Fund. Please note that Chase Equity Growth Fund currently has two classes of shares, Premier Class and Investor Class. In connection with the Reorganization, the Premier Class will be renamed "Institutional Class," the Investor Class will be renamed "Class A," and Class B and Class C share classes will be introduced. The following discussion reflects the new class structure.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy
Class A, Class B and Class C Shares of Chase Equity Growth Fund. There are also ongoing charges that holders of Class A, Class B and Class C Shares pay as long as they own their shares, as more fully explained below.

    Shareholders holding Class A Shares of Chase Vista Equity Growth Fund will receive Class A Shares of Chase Equity Growth Fund in the Reorganization but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future. Shareholders holding Class B and Class C Shares of Chase Vista Equity Growth Fund will receive Class B and Class C

Shares, respectively, of Chase Equity Growth Fund in the Reorganization, but the holding period used to determine applicable sales charges on the Class B and Class C Shares received in the Reorganization, as well as to determine the conversion of Class B Shares received in the Reorganization, will be calculated by reference to when such Shareholders acquired their Class B and Class C Shares of Chase Vista Equity Growth Fund.

    There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

    Class A Shares have an initial sales charge that is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

    The following chart shows the sales charges for Class A Shares.

                               TOTAL SALES CHARGE

                                           AS % OF THE    AS% OF NET
AMOUNT OF                                 OFFERING PRICE    AMOUNT
INVESTMENT                                  PER SHARE      INVESTED
----------                                --------------  ----------

LESS THAN $100,000                             5.75%         6.10%
$100,000 BUT UNDER $250,000                    3.75%         3.90%
$250,000 BUT UNDER $500,000                    2.50%         2.56%
$500,000 BUT UNDER $1 MILLION                  2.00%         2.04%

    There is no sales charge for investments of $1 million or more.

CLASS B SHARES

    Class B Shares have a deferred sales charge that is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

        DEFERRED
YEAR  SALES CHARGE
----  ------------

1        5%
2        4%
3        3%
4        3%
5        2%
6        1%
7       NONE
8       NONE

    We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

    Class C Shares have a deferred sales charge that is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

    Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

12B-1 FEES

    VFD is the distributor for Chase Vista Equity Growth Fund and, in connection with the Reorganization, will become the distributor for Chase Equity Growth Fund. Chase Equity Growth Fund will adopt a Rule 12b-1 distribution plan for Class A Shares under which it will pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares and Rule 12b-1 distribution plans for Class B Shares and Class C Shares under which it will pay annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B Shares and Class C Shares. Similar 12b-1 distribution plans (with annual distribution fees of up to 0.25%, 0.75% and 0.75%) are currently in effect for Class A Shares, Class B Shares and Class C Shares of Chase Vista Equity Growth Fund.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of Chase Equity Growth Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

BUYING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE EQUITY GROWTH FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Fund's shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day the Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price. If a purchaser pays by check for Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Fund has the right to reject any purchase order.

    For Class A Shares, Class B Shares and Class C Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Class A Shares, Class B Shares or Class C Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Class A Shares, Class B Shares and Class C Shares.

SELLING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE EQUITY GROWTH FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Shares of the Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, proceeds are sent by electronic transfer or wire for Class A Shares, Class B Shares and Class C Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records.

    For Class A Shares, Class B Shares and Class C Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Class A, Class B and Class C shareholders may contact 1-800-34-VISTA.

    A systematic withdrawal plan is available for Class A Shares, Class B Shares and Class C Shares.

EXCHANGING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF CHASE EQUITY GROWTH FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Fund may be exchanged for shares in certain other Chase Vista Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFIT. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE EQUITY GROWTH FUND

    For Class A Shares, Class B Shares and Class C Shares, Chase Equity Growth Fund may close an account if the balance falls below $500. Chase Equity Growth Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. The Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Fund or contact their investment representative or agent. The Fund may modify or cancel the sale of shares by phone without notice.

    MFIT will enter into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents will agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A Shares, Class B Shares and Class C Shares held by investors serviced by the shareholder servicing agent. MFG HAS SIMILAR AGREEMENTS WITH SHAREHOLDER SERVICING AGENTS. ACCORDINGLY, CHASE VISTA EQUITY GROWTH FUND ALSO PAYS SHAREHOLDER SERVICING FEES OF 0.25%.

    Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

    Chase Equity Growth Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

    Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

    VFD is the distributor for Chase Vista Equity Growth Fund and, in connection with the Reorganization, will become distributor for Chase Equity Growth Fund. [Please note that it is intended that VFD will change its name to Chase
          Fund Distributors, Inc. in connection with the Reorganization.]

                            DISTRIBUTIONS AND TAXES

    Each Fund can earn income and realize capital gain. Each Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    Each Fund distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

    - reinvest all of them in additional Fund shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds.

    Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Each Fund expects that its distributions will consist primarily of capital gains.

    Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in these Funds. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

                 COMPARISON OF CHASE VISTA EQUITY GROWTH FUND'S
                         AND CHASE EQUITY GROWTH FUND'S
                            ORGANIZATION STRUCTURES

    There are no differences in the organizational structure of Chase Vista Equity Growth Fund and Chase Equity Growth Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE CHASE VISTA EQUITY GROWTH FUND

    Chase Vista Equity Growth Fund is organized as a series of MFG, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFG's operations are governed by MFG's Declaration of Trust and By-Laws (the "MFG Trust Documents") and applicable Massachusetts law. The operations of Chase Vista Equity Growth Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE CHASE EQUITY GROWTH FUND

    Chase Equity Growth Fund is organized as a series of MFIT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law. The operations of Chase Equity Growth Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of the Trust Documents, the business of Chase Vista Equity Growth Fund is managed by MFG's Trustees and the business of Chase Equity Growth Fund is managed by MFIT's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFIT and MFG are identical.

    Information concerning the current Trustees of the MFG Board and the MFIT Board is set forth later in this document.

SHARES OF FUNDS

    Each of MFG and MFIT is a trust with an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of a trust, and may issue multiple classes of shares. Each share of a portfolio or class of a trust represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of either MFG or MFIT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFG or MFIT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of that trust in a manner believed by its management to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of Trustees and independent accountants. Neither MFG nor MFIT is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFG or MFIT.

SHAREHOLDER VOTING RIGHTS

    A vacancy in the Board of either MFG or MFIT resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of that trust at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of that trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFG or MFIT could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFG and MFIT disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. The Declaration of Trust of each of MFG and MFIT also provides that the trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFG and MFIT, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFG and MFIT, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of each of MFG and MFIT are available without charge upon written request to that trust.

                 INFORMATION RELATING TO THE ADVISORY CONTRACTS

GENERAL INFORMATION

    As noted above, both Chase Equity Growth Fund and Chase Vista Equity Growth Fund invest all of their investable assets in Equity Growth Portfolio, a series of MFMIT, an open-end investment company, which has identical investment objectives and policies as the Funds. Equity Growth Portfolio is managed by Chase pursuant to the Advisory Agreement. Accordingly, the same portfolio management team is indirectly responsible for the day-to-day management functions for both Chase Equity Growth Fund and Chase Vista Equity Growth Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to Chase Fleming Asset Management (USA) Inc. ("CFAM"), another indirect wholly owned subsidiary of The Chase Manhattan Corporation, and thereafter CFAM will be the sole investment adviser to Equity Growth Portfolio.

DESCRIPTION OF CHASE

    Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of June 30, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $250 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017. On September 13, 2000, CMC and J.P. Morgan & Co. Incorporated announced that they have agreed to merge. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities.

    Under the Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Equity Growth Portfolio. Chase's responsibilities under the Advisory Agreement including supervising Equity Growth Portfolio's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing Equity Growth Portfolio's investments and complying with regulatory reporting requirements. Under the Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of Equity Growth Portfolio.

   EXPENSES AND ADVISORY FEES. The Advisory Agreement provides that Equity Growth Portfolio will pay Chase a monthly advisory fee at an annual rate of 0.75% of its average daily net assets. In connection with the Reorganization, it is anticipated that this management fee will be reduced to 0.50%. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields. Each of Chase Equity Growth Fund and Chase Vista Equity Growth Fund bears its pro rata share, based on their respective average daily net assets, of the management fee paid by Equity Growth Portfolio to Chase.

    Under the Advisory Agreement, except as indicated above, Equity Growth Portfolio is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    For the period from July 1, 1999 through August 11, 1999, Chase accrued management fees and management fee waivers of $218,000 and $13,000, respectively, for Chase Equity Growth Fund. For the period from August 12, 1999 (commencement of operations of Equity Growth Portfolio) through June 30, 2000, Chase accrued management fees and management fee waivers of $2,407,000 and $86,000, respectively, for Equity Growth Portfolio.

   SUBCONTRACTING. Chase is authorized by the Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by MFMIT or Equity Growth Portfolio, and to be approved by the shareholders of that Fund as required by the 1940 Act.

    LIMITATION ON LIABILITY. The Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFMIT or Equity Growth Portfolio, as the case may be, in connection with the performance of that Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFMIT or Equity Growth Portfolio, as the case may be, for the acts of any sub-adviser as it is for its own acts.

    DURATION AND TERMINATION. The Advisory Agreement continues in effect from year to year, only so long as such continuation is approved at least annually by
(i) the Board of Trustees of MFMIT or the majority vote of the outstanding voting securities of Equity Growth Portfolio, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time without penalty by either the MFMIT Board or by vote of the majority vote of Equity Growth Portfolio's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFMIT, as the case may be.

PORTFOLIO MANAGER

    Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, is responsible for the management of Equity Growth Portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Chase, as the investment adviser to Equity Growth Portfolio, has responsibilities with respect to portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFMIT Board.

    Under the Advisory Agreement, Chase, subject to the general supervision of the MFMIT Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for Equity Growth Portfolio with brokers and dealers selected by Chase. These brokers and dealers may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and that trust's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to Equity Growth Portfolio. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for Equity Growth Portfolio on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to Equity Growth Portfolio relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, Equity Growth Portfolio, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for Equity Growth Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFMIT Board regarding overall commissions paid by Equity Growth Portfolio and their reasonableness in relation to the benefits to Equity Growth Portfolio.

    In executing portfolio transactions for Equity Growth Portfolio, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFMIT's registration statement, as the case may be, and such Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to Equity Growth Portfolio and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFMIT or any of its portfolios, including Equity Growth Portfolio, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                               BOARD OF TRUSTEES

    The Trustees for MFG and MFIT are identical. Set forth below are the current members of the MFG Board and the MFIT Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of the Trust. Chairman and Chief
                           Executive Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Age: 67: Address: 202 June Road, Stamford, CT
                           06903.

*H. Richard Vartabedian    Trustee and President of the Trust. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan Bank,
                           N.A., 1980 through 1991. Age: 64. Address:
                           P.O. Box 296, Beach Road, Hendrick's Head,
                           Southport, ME 04576.

William J. Armstrong       Trustee. Retired; formerly Vice President and
                           Treasurer, Ingersoll-Rand Company. Age: 58.
                           Address: 287 Hampshire Ridge, Park Ridge, NJ
                           07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture--State of
                           Connecticut, 1992-1995. Age: 70. Address: 322 Main
                           Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Jenel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road, Cos
                           Cob, CT 06807.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1989.
                           He had been employed by Chase in numerous
                           capacities and offices from 1954 through 1989.
                           Director of Blessings Corporation, Jefferson
                           Insurance Company of New York, Monticello
                           Insurance Company and National. Age: 68. Address:
                           257 Plantation Circle South, Ponte Vedra Beach, FL
                           32082.

*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. Age: 47. Address: Chase Mutual Funds Corp.,
                           1211 Avenue of the Americas, 41stFloor, New York,
                           New York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72. Address:
                           624 East 45thStreet, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of North America Life
                           Assurance Co., Petroleum & Resources Corp. and The
                           Adams Express Co.; Director and Chairman of The
                           Hanover Funds, Inc.; Director, Chairman and
                           President of The Hanover Investment Funds, Inc.
                           Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address: 2025
                           Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of either Trust solely by reason of being an officer of either Trust.

    The executive officers of MFG and MFIT are identical. Set forth below as to each executive officer of MFG and MFIT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary. Vice
                            President, Administration Services, BISYS
                            Fund Services, Inc.; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus, OH
                            43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund
                            Services, Inc.; formerly Counsel to Moore
                            Capital Management and General Counsel to
                            Global Asset Management and Northstar
                            Investments Management. Address: 90 Park
                            Avenue, New York, NY 10016.

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co. Address: 1211
                            Avenue of the Americas, 41stFloor, New
                            York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services, Inc.;
                            formerly Supervisor, Blue Sky Department,
                            Alliance Capital Management L.P. Address:
                            3435 Stelzer Road, Columbus, OH 43219.

    The Trustees and officers of MFG and MFIT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select

Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFG and MFIT, are referred to as the "Chase Vista Funds").

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to Chase or CFAM, is payable by either MFG or MFIT to any of its officers or Trustees who are affiliated with Chase or CFAM (or any of their affiliates). Those Trustees who are not affiliated with Chase or its affiliates will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings. Chase, CFAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CFAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFG Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFG's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFG may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFG to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Chase Vista Equity Growth Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFG a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only Chase Vista Equity Growth Fund Shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted [____________] Chase Vista Equity Growth Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

    The presence in person or by proxy of Shareholders that own a majority of the outstanding Chase Vista Equity Growth Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Chase Vista Equity Growth Fund Shareholders determine to adjourn the Meeting for any other reason, the Chase Vista Equity Growth Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Chase Vista Equity Growth Fund Shareholders holding a majority of the Chase Vista Equity Growth Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Chase Vista Equity Growth Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Chase Vista Equity Growth Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Chase Vista Equity Growth Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Chase Vista Equity Growth Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Chase Vista Equity Growth Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. Chase Vista Equity Growth Fund Shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a 'broker non-vote') will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A proxy granted by any Chase Vista Equity Growth Fund Shareholder may be revoked by such Chase Vista Equity Growth Fund Shareholder at any time prior to its use by written notice to MFG, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not Chase Vista Equity Growth Fund or Chase Equity Growth Fund (or shareholders of either fund), will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFG by personal interview, by telephone or by telegraph without additional remuneration thereof. Professional solicitors may also be retained.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of the Chase Vista Equity Growth Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista Equity Growth Fund Shares. In tallying Chase Vista Equity Growth Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the Record Date, the Trustees and officers of Chase Vista Equity Growth Fund as a group owned less than 1% of the outstanding shares of Chase Vista Equity Growth Fund. On the Record Date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of any class or series of shares of Chase Vista Equity Growth Fund and the percentage of any class or series of shares of Chase Equity Growth Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at November 10, 2000 are as follows:

                                                  PERCENTAGE OF
CHASE VISTA                                     CHASE VISTA EQUITY   PERCENTAGE OF CLASS OF
  EQUITY                                           GROWTH FUND         CHASE EQUITY GROWTH
  GROWTH                          AMOUNT OF      SHARES OWNED ON         FUND OWNED UPON
   FUND      NAME AND ADDRESS   SHARES OWNED       RECORD DATE            CONSUMMATION
-----------  ----------------   -------------   ------------------   -----------------------

    At November 10, 2000 the Trustees and officers of MFIT as a group owned less than 1% of the outstanding shares of Chase Equity Growth Fund.

    At November 10, 2000 the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Chase Equity Growth Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at November 10, 2000 were as follows:

                                   CLASS AND    PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF
CHASE EQUITY                         AMOUNT      CLASS OWNED     FUND SHARES     CLASS OWNED
   GROWTH                          OF SHARES         ON           OWNED ON           UPON
    FUND       NAME AND ADDRESS      OWNED       RECORD DATE     RECORD DATE     CONSUMMATION
------------   -----------------   ----------   -------------   -------------   --------------

                        ADDITIONAL INFORMATION ABOUT MFG

    Information about Chase Vista Equity Growth Fund is included in the Prospectus dated February 28, 2000, as revised June 1, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Vista Equity Growth Fund is also included in MFG's Statement of Additional Information dated February 28, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling 1-800-34-VISTA. MFG is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT MFIT

    Information about Chase Equity Growth Fund is included in the Prospectus dated April 30, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Equity Growth Fund is also included in MFIT's Statement of Additional Information dated April 30, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-5-CHASE-0. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The unaudited financial statements and financial highlights and notes thereto of Chase Vista Equity Growth Fund for the six-month period ended
April 30, 2000 and of Chase Equity Growth Fund for the six-month period ended June 30, 2000 and the audited financial statements and financial highlights and notes thereto of Chase Vista Equity Growth Fund for the fiscal year ended October 31, 1999 and Chase Equity Growth Fund for the fiscal year ended
December 31, 1999 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements and financial highlights for Chase Vista Equity Growth Fund and Chase Equity Growth Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFG Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFG Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFG nor MFIT is involved in any litigation that would have any material adverse effect upon either Chase Vista Equity Growth Fund or Chase Equity Growth Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFG in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-34-VISTA.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 31st day of October, 2000 by and between Mutual Fund Group (the "Transferor Trust"), a Massachusetts business trust, on behalf of the Chase Vista Equity Growth Fund (the "Transferor Portfolio") and Mutual Fund Investment Trust (the "Acquiring Trust") and the Chase Equity Growth Fund (the "Acquiring Portfolio").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.001 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Class A share class in exchange for Class A Shares of the Transferor Portfolio, and the Class B share class in exchange for Class B Shares of the Transferor Portfolios, and the Class C share class in exchange for the Class C Shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

    (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 19, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Class A shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class A shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class A shares by the net asset value per share of the Class A shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class B shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class B shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class B shares by the net asset value per share of the Class B shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class C shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class C shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class C shares by the net asset value per share of the Class C shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 473,703 Investor Class shares and 5,235,675 Premier Class shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended December 31, 1999, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the six months ended June 30, 2000 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including December 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 2,548,516 Class A shares, 2,407,736 Class B shares and 509,918 Class C shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended October 31, 1999, which have been audited by PricewaterhouseCoopers LLP, the financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended October 31, 2000 when such statements are available, and the unaudited financial statements for the Trust with respect to the Transferor Portfolio for the six months ended April 30, 2000 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including October 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since December 31, 1999.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor

Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 1999.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust.

    (e) TERMINATION BY THE TRANSFEROR TRUST. This Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (f) TERMINATION BY THE ACQUIRING TRUST. This Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (g) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

 9. EXPENSES

    The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees and (viii) solicitation costs relating to the Reorganization.

 10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio) or the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas
41st Floor
New York, New York 10036
with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name "Mutual Fund Group" is the designation of its Trustees under a Declaration of Trust dated May 11, 1987, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as neither the Transferor Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

(f) The name "Mutual Fund Investment Trust" is the designation of its Trustees under a Declaration of Trust dated October 1, 1997, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as neither the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MUTUAL FUND GROUP

                                          on behalf of Chase Vista Equity Growth
                                          Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

                                          MUTUAL FUND INVESTMENT TRUST

                                          on behalf of Chase Equity Growth Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By: ________________________________________
    Name:
    Title:

                                     [LOGO]

                                                         STATEMENT OF ADDITIONAL
                                                                     INFORMATION
                                                (SPECIAL MEETING OF SHAREHOLDERS
                                                                              OF
                                                 CHASE VISTA EQUITY GROWTH FUND,
                                                  A SERIES OF MUTUAL FUND GROUP)

                        CHASE VISTA EQUITY GROWTH FUND,
                         A SERIES OF MUTUAL FUND GROUP

           1211 AVENUE OF THE AMERICAS 41ST FLOOR NEW YORK, NY 10036
                                 (800) 34-VISTA

                           CHASE EQUITY GROWTH FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST

           1211 AVENUE OF THE AMERICAS 41ST FLOOR NEW YORK, NY 10036
                                (800) 5-CHASE-0

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated
[December 1,] 2000 for the Special Meeting of Shareholders of Chase Vista Equity Growth Fund ("Chase Vista Equity Growth Fund"), a series of Mutual Fund Group ("MFG"), to be held on January 26, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling Chase Vista Equity Growth Fund at 1-800-34-VISTA.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

    Further information about Chase Equity Growth Fund is contained in MFIT's Statement of Additional Information dated February 28, 2000 which is incorporated herein by reference.

    The date of this Statement of Additional Information is [December 1,] 2000.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General Information...............................    3
Financial Statements..............................    4
Pro Forma Financial Statements....................    5

                              GENERAL INFORMATION

    The Shareholders of Chase Vista Equity Growth Fund are being asked to consider and vote on one proposal.

    With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of October 31, 2000 by and between MFG, on behalf of Chase Vista Equity Growth Fund, and MFIT, on behalf of Chase Equity Growth Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of Chase Vista Equity Growth Fund to Chase Equity Growth Fund in exchange for shares issued by MFIT in Chase Equity Growth Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of Chase Vista Equity Growth Fund that are outstanding immediately before the Effective Time of the Reorganization.

    Following the exchange, Chase Vista Equity Growth Fund will make a liquidating distribution of Chase Equity Growth Fund shares to its Shareholders, so that (a) a holder of Class A Shares in Chase Vista Equity Growth Fund will receive Class A Shares of Chase Equity Growth Fund, (b) a holder of Class B shares in Chase Vista Equity Growth Fund will receive Class B Shares of Chase Equity Growth Fund and (c) a holder of Class C Shares in Chase Vista Equity Growth Fund will receive Class C Shares of Chase Equity Growth Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

    A Special Meeting of Shareholders of Chase Vista Equity Growth Fund to consider the proposals and the related transaction will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 on January 26, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

    The unaudited financial statements and notes thereto of Chase Vista Equity Growth Fund contained in its Semi-Annual Report to Shareholders dated April 30, 2000 and the audited financial statements and notes thereto of Chase Vista Equity Growth Fund contained in its Annual Report to Shareholders dated
October 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The unaudited financial statements and notes thereto of Chase Equity Growth Fund contained in its Semi-Annual Report to Shareholders dated June 30, 2000 and the audited financial statements and notes thereto of Chase Equity Growth Fund contained in its Annual Report to Shareholders dated December 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in each of Chase Vista Equity Growth Fund's and Chase Equity Growth Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Semi-Annual or Annual Reports are incorporated herein by reference. The financial statements and notes thereto for Chase Vista Equity Growth Fund for the fiscal year ended
October 31, 1999 and for Chase Equity Growth Fund for the fiscal year ended December 31, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

            CHASE EQUITY GROWTH FUND/CHASE VISTA EQUITY GROWTH FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    CHASE       CHASE VISTA
                                EQUITY GROWTH  EQUITY GROWTH   PRO FORMA   PRO FORMA
                                    FUND           FUND       ADJUSTMENTS  COMBINED
                                -------------  -------------  -----------  ---------
ASSETS:
  Investment in Portfolio, at
    value                         $396,825        $61,827       $    --    $458,652
  Cash                                  --             --            25 (c)       25
  Receivables:
    Fund shares sold                   118            323            --         441
    Expense reimbursement by
      Distributor                       --             25           (25)(c)       --
                                  --------        -------       -------    --------
        Total Assets               396,943         62,175            --     459,118
                                  --------        -------       -------    --------
LIABILITIES:
  Payable for fund shares sold          --             22            --          22
  Accrued liabilities:
    Administration fees                 32             --            --          32
    Distribution fees                   --             19            --          19
    Other                              125             32            --         157
                                  --------        -------       -------    --------
        Total Liabilities              157             73            --         230
                                  --------        -------       -------    --------
NET ASSETS:
  Paid in capital                  249,260         57,294            --     306,554
  Accumulated distributions in
    excess of net investment
    income                            (722)          (285)           --      (1,007)
  Accumulated net realized
    gain (loss) on investments       5,521           (733)           --       4,788
  Net unrealized appreciation
    of investments                 142,727          5,826            --     148,553
                                  --------        -------       -------    --------
      Net Assets                  $396,786        $62,102       $    --    $458,888
                                  ========        =======       =======    ========
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized)
  Class A Shares                        --          2,381           461 (a)
                                                                 (1,962)(b)      880
  Class B Shares                        --          2,270        (1,873)(b)      397
  Class C Shares                        --            476          (393)(b)       83
  Class I Shares                        --             --         5,259 (a)    5,259
  Premier Shares                     5,259             --        (5,259)(a)       --
  Investor Shares                      461             --          (461)(a)       --
Net Asset Value:
  Class A Shares (and
    redemption price)                   --        $ 12.16            --    $  69.05
  Class B Shares*                       --        $ 12.08            --    $  69.05
  Class C Shares*                       --        $ 12.08            --    $  69.05
  Class I Shares (and
    redemption price)                   --             --            --    $  69.39
  Premier Shares (and
    redemption price)             $  69.39             --            --          --
  Investor Shares (and
    redemption price)             $  69.05             --            --          --
Class A Maximum Public
  Offering Price Per Share
  (net asset value per
  share/94.25%)                   $     --        $ 12.90       $    --    $  73.26
                                  ========        =======       =======    ========

*    Redemption price may be reduced by contingent deferred sales charge.
(a) Reflects name change of Investor Class and Premier Class shares of Chase Equity Growth Fund to Class A and Institutional Class shares, respectively.
(b)  Represents the difference between total additional shares to be issued (see
     Note 2) and current Chase Vista Equity Growth Fund shares outstanding.
(c) Reflects payment of amounts owed by the Distributor prior to the Reorganization.

                  See notes to pro forma financial statements.

            CHASE EQUITY GROWTH FUND/CHASE VISTA EQUITY GROWTH FUND
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                    CHASE       CHASE VISTA
                                EQUITY GROWTH  EQUITY GROWTH   PRO FORMA    PRO FORMA
                                    FUND           FUND*      ADJUSTMENTS#  COMBINED
                                -------------  -------------  ------------  ---------
INVESTMENT INCOME:
  Investment income from
    Portfolio                      $ 1,948        $  187         $  --       $ 2,135
  Dividends                            172            --            --           172
  Interest                              62            --            --            62
  Expenses from Portfolio           (2,393)         (240)          719(a)     (1,914)
  Foreign taxes withheld                (1)           --            --            (1)
                                   -------        ------         -----       -------
      Total investment income
        (loss)                        (212)          (53)          719           454
                                   -------        ------         -----       -------
EXPENSES:
  Investment advisory fees             218            --           (72)(a)       146
  Administration fees                  335            30            --           365
  Shareholder servicing fees            --            73           802(a)(b)      875
  Distribution fees                     42           154            --           196
  Custody and accounting fees           53            32           (18)(c)        67
  Printing and postage                  70            15           (10)(c)        75
  Professional fees                     21            36           (20)(c)        37
  Registration expenses                 43            62           (10)(c)        95
  Transfer agent fees                  159            82           (13)(c)       228
  Trustees' fees                         7             1            --             8
  Other                                 13            11            --            24
                                   -------        ------         -----       -------
      Total expenses                   961           496           659         2,116
                                   -------        ------         -----       -------
  Less amounts waived                   55           137          (123)(a)(d)       69
  Less expense reimbursements           53           110            --           163
                                   -------        ------         -----       -------
      Net expenses                     853           249           782         1,884
                                   -------        ------         -----       -------
      Net investment loss           (1,065)         (302)          (63)       (1,430)
                                   -------        ------         -----       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on
    on investment transactions       9,869          (733)           --         9,136
  Change in net unrealized
    appreciation/depreciation
    of investments                  48,421         5,826            --        54,247
                                   -------        ------         -----       -------
    Net realized and
      unrealized gain on
      investments                   58,290         5,093            --        63,383
                                   -------        ------         -----       -------
    Net increase in net assets
      from operations              $57,225        $4,791         $ (63)      $61,953
                                   =======        ======         =====       =======

*    From commencement of operations on August 12, 1999.
# Reflects the annualization of increased fee levels introduced during the financial period shown.
(a) Reflects adjustment to investment advisory fees, administration fees, shareholder servicing fees, distribution fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b) Chase Equity Growth Fund did not charge shareholder servicing fees during the twelve months ended June 30, 2000.
(c)  Reduction reflects the estimated benefit of combining operations.
(d) Waivers reflected in the historical financial statement amounts do not reflect current expense arrangements or waivers. During the twelve months ended June 30, 2000. Chase Equity Growth Fund waived a portion of investment advisory fees, and Chase Vista Equity Growth Fund waived a portion of administration fees and shareholder servicing fees. Those waivers have since been discontinued or significantly reduced.

                  See notes to pro forma financial statements.

            CHASE EQUITY GROWTH FUND/CHASE VISTA EQUITY GROWTH FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION:

The unaudited Pro Forma Combining Statement of Assets and Liabilities and Statement of Operations ("Pro Forma Statements") reflect the accounts of Chase Equity Growth Fund ("CEGF") and Chase Vista Equity Growth Fund ("CVEGF") as if the proposed reorganization occurred as of and for the twelve months ended June 30, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of CVEGF in exchange for shares in CEGF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund which have been incorporated by reference in their respective Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST:

Immediately prior to the Reorganization, existing Investor and Premier
Class Shares of CEGF would be renamed Class A and Institutional Class Shares, respectively, and CEGF would commence offering Class B Shares and Class C Shares. The net asset values per share for Class B and C Shares at the commencement of offering would be identical to the closing net asset value per share for Class A Shares immediately prior to the Reorganization.

Under the proposed reorganization, each shareholder of CVEGF would receive shares of CEGF with a value equal to their holding in CVEGF. Holders of Class A Shares in CVEGF would receive Class A Shares in CEGF, holders of Class B Shares in CVEGF would receive Class B Shares in CEGF and holders of Class C Shares in CVEGF would receive Class C Shares in CEGF. Therefore, as a result of the proposed reorganization, current shareholders of CVEGF will become shareholders of CEGF.

The pro forma net asset value per share assumes the issuance of additional shares of CEGF which would have been issued on June 30, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the June 30, 2000 net assets of CVEGF and the net asset values per share of CEGF.

                                      CLASS A      CLASS B      CLASS C
                                       SHARES       SHARES       SHARES
Additional Shares Issued                 419,259      397,076      83,218
Net Assets June 30, 2000 CVEGF       $28,941,436  $27,415,949  $5,744,896
Net Asset Value Per Share CEGF       $     69.05  $     69.05  $    69.05

3. PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for CEGF at the combined level of average net assets for the twelve months ended June 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                            EQUITY GROWTH PORTFOLIO
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

ISSUER                                    SHARES    VALUE
------                                    ------    -----
LONG-TERM INVESTMENTS--97.7%
COMMON STOCK--97.7%
BIOTECHNOLOGY--5.8%
Amgen, Inc. *                                226   $ 15,907
Biogen, Inc. *                                85      5,486
MedImmune, Inc. *                             68      5,051
                                                   --------
                                                     26,444
                                                   --------
COMPUTER NETWORKS--5.5%
Cisco Systems, Inc. *                        400     25,435
                                                   --------
COMPUTER SOFTWARE--7.0%
Microsoft Corp. *                            205     16,392
Oracle Corp. *                               186     15,669
                                                   --------
                                                     32,061
                                                   --------
COMPUTERS/COMPUTER HARDWARE--11.1%
Dell Computer Corp. *                        164      8,068
EMC Corp. *                                  301     23,147
International Business Machines Corp.         95     10,433
Sun Microsystems, Inc. *                     103      9,394
                                                   --------
                                                     51,042
                                                   --------
CONSUMER PRODUCTS--1.6%
Gillette Co.                                 114      3,987
Procter & Gamble Co.                          58      3,316
                                                   --------
                                                      7,303
                                                   --------
DIVERSIFIED--6.1%
General Electric Co.                         477     25,292
Tyco International LTD (Bermuda)              60      2,824
                                                   --------
                                                     28,116
                                                   --------
ELECTRONICS/ELECTRICAL EQUIPMENT--1.9%
Molex, Inc.                                   92      4,413
Symbol Technologies, Inc.                     76      4,109
                                                   --------
                                                      8,522
                                                   --------
FINANCIAL SERVICES--6.0%
Charles Schwab Corp.                         337     11,322
Merrill Lynch & Co., Inc.                     77      8,907
Morgan Stanley Dean Witter & Co.              86      7,197
                                                   --------
                                                     27,426
                                                   --------
FOOD/BEVERAGE PRODUCTS--2.5%
Coca-Cola Co.                                 94      5,383
PepsiCo, Inc.                                141      6,269
                                                   --------
                                                     11,652
                                                   --------
HEALTH CARE/HEALTH CARE SERVICES--1.4%
Medtronic, Inc.                               35      1,748
UnitedHealth Group Inc.                       54      4,614
                                                   --------
                                                      6,362
                                                   --------
MULTI-MEDIA--3.7%
The Walt Disney Co.                          260     10,072
Time Warner, Inc.                             90      6,823
                                                   --------
                                                     16,895
                                                   --------
PHARMACEUTICALS--10.8%
Bristol-Myers Squibb Co.                      59      3,429
Eli Lilly & Co.                               74      7,426
Johnson & Johnson                             54      5,509
Merck & Co., Inc.                            105      8,017

                  See notes to pro forma financial statements.

                            EQUITY GROWTH PORTFOLIO
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

ISSUER                                    SHARES    VALUE
------                                    ------    -----
PHARMACEUTICALS--CONTINUED
Pfizer, Inc.                                 437   $ 20,993
Pharmacia Corp.                               83      4,275
                                                   --------
                                                     49,649
                                                   --------
RESTAURANTS/FOOD SERVICES--1.2%
Tricon Global Restaurants, Inc. *            191      5,394
RETAILING--7.3%
Best Buy Co., Inc. *                         133      8,406
Home Depot, Inc.                             178      8,883
Wal-Mart Stores, Inc.                        283     16,307
                                                   --------
                                                     33,596
                                                   --------
SEMI-CONDUCTORS--17.9%
Applied Materials, Inc. *                    232     21,025
Intel Corp.                                  211     28,238
KLA-Tencor Corp. *                           143      8,372
Novellus Systems, Inc. *                     310     17,556
Texas Instruments, Inc.                      105      7,185
                                                   --------
                                                     82,376
                                                   --------
TELECOMMUNICATIONS--1.5%
Nextel Communications, Inc., Class A *        77      4,726
Sprint Corp. (FON Group)                      39      2,006
                                                   --------
                                                      6,732
                                                   --------
TELECOMMUNICATIONS EQUIPMENT--6.4%
ADC Telecommunications, Inc. *                38      3,204
JDS Uniphase Corp. *                          47      5,682
Lucent Technologies, Inc.                    148      8,745
Nortel Networks Corp. (Canada)               170     11,630
                                                   --------
                                                     29,261
                                                   --------
TOTAL LONG-TERM INVESTMENTS
  (COST $299,713)                                   448,266
                                                   --------

                                          PRINCIPAL
                                           AMOUNT
                                           ------
SHORT-TERM INVESTMENT--2.3%
REPURCHASE AGREEMENT--2.3%
Greenwich Capital Markets, Inc., in a
  joint trading account at 6.80%, due
  07/03/00, (Dated 06/30/00, Proceeds
  $10,608, Secured by GNMA, $10,695,
  7.50%, due 07/16/24; Market Value
  $10,817) (Cost $10,602)                  $10,602     10,602
                                                     --------
TOTAL INVESTMENTS--100.0%
  (COST $310,315)                                    $458,868
                                                     ========

INDEX:
*    -- Non-income producing security.
GNMA -- Government National Mortgage Association.

                  See notes to pro forma financial statements.

                            EQUITY GROWTH PORTFOLIO
                 PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

ASSETS:
  Investment securities, at value (Note 1)          $458,868
  Cash                                                    1
  Receivables:
    Interest and dividends                              113
                                                    -------
        Total Assets                                458,982
                                                    -------
LIABILITIES:
  Accrued liabilities: (Note 2)
    Investment advisory fees                            265
    Administration fees                                  18
    Other                                                47
                                                    -------
        Total Liabilities                               330
                                                    -------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS                                         $458,652
                                                    =======
    Cost of investments                             $310,315
                                                    =======

                  See notes to pro forma financial statements.

                            EQUITY GROWTH PORTFOLIO
                       PRO FORMA STATEMENT OF OPERATIONS
        FOR THE PERIOD AUGUST 12, 1999 THROUGH JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                              PRO FORMA
                                             ADJUSTMENTS
                                             -----------
INVESTMENT INCOME:
  Dividends                          $1,302     $  --     $   1,302
  Interest                              835        --           835
  Foreign taxes withheld                 (2)       --            (2)
                                     ------     -----     ---------
      Total investment income         2,135        --         2,135
                                     ------     -----     ---------
EXPENSES:
  Investment advisory fees            2,407      (805)(a)     1,602
  Administration fees                   161        --           161
  Custody and accounting fees            71        --            71
  Professional fees                      51        --            51
  Trustees' fees                          6        --             6
  Other                                  23        --            23
                                     ------     -----     ---------
      Total expenses                  2,719      (805)        1,914
                                     ------     -----     ---------
  Less amounts waived                    86       (86)(a)        --
                                     ------     -----     ---------
      Net expenses                    2,633      (719)        1,914
                                     ------     -----     ---------
      Net investment income (loss)     (498)      719           221
                                     ------     -----     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment
    transactions                      5,400        --         5,400
  Change in net unrealized
    appreciation/depreciation of
    investments                      70,414        --        70,414
                                     ------     -----     ---------
  Net realized and unrealized gain
    on investments                   75,814        --        75,814
                                     ------     -----     ---------
    Net increase in net assets from
      operations                     $75,316    $ 719     $  76,035
                                     ======     =====     =========

(a) Reflects adjustment to investment advisory fees and the related waiver based on surviving Fund's revised fee schedule.

                  See notes to pro forma financial statements.

                            EQUITY GROWTH PORTFOLIO

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION:

The unaudited Pro Forma Statement of Assets and Liabilities, Statement of Operations and Portfolio of Investments ("Pro Forma Statements") reflect the impact of revised fee schedules associated with the reorganization and combination of Chase Equity Growth Fund and Chase Vista Equity Growth Fund, each a feeder fund of Equity Growth Portfolio ("EGP"), as if the proposed reorganization occurred as of June 30, 2000 and for the period from August 12, 1999 to June 30, 2000.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund and the Portfolio which have been incorporated by reference in the feeder funds' respective Statement of Additional Information.

2. PRO FORMA OPERATIONS:

Investment advisory fees and related waivers for EGP have been adjusted to reflect the revised fee schedule resulting from the reorganization. The adjusted fees have been calculated based on average net assets for the period from August 12, 1999 to June 30, 2000.

     FORM N-14

     PART C - OTHER INFORMATION



     Item 15. Indemnification.

          ---------------

     Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and


                                    Part C-1

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



     Item 16. Exhibits.

          ---------------

     1     Declaration of Trust. (1)

     2     By-laws. (1)

     3     None

     4 Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

     5     Declaration of Trust and By-laws. (1)

     6(a)  Form of Investment Advisory Agreement. (1)

     7     Distribution and Sub Administration Agreement. (1)

     8(a)  Retirement Plan for Eligible Trustees. (1)

     8(b)  Deferred Compensation Plan for Eligible Trustees. (1)

     9     Form of Custodian Agreement. (1)

     10(a) Forms of Rule 12b-1 Distribution Plans including Selected Dealer
           Agreements and Shareholder Service Agreements. (1)


                                    Part C-2

     11    None.

     12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences. (3)

     13(a) Form of Transfer Agency Agreement. (1)

     13(b) Form of Shareholder Servicing Agreement. (1)

     13(c) Form of Administration Agreement. (1)

     14    Consent of PricewaterhouseCoopers LLP. (2)

     15    None

     16    None

     17(a) Form of Proxy Card. (2)

     17(b) Prospectus for Chase Equity Growth Fund. (2)

     17(c) Prospectus for Chase Vista Equity Growth Fund. (2)

     17(d) Statement of Additional Information of MFIT. (2)

     17(e) Statement of Additional Information of MFG. (2)

     17(f) Annual Report to Shareholders of Chase Equity Growth Fund dated
           December 31, 1999. (2)

     17(g) Annual Report to Shareholders of Chase Vista Equity Growth Fund dated
           October 31, 1999. (2)

     17(h) Semi-Annual Report to Shareholders of Chase Equity Growth Fund dated
           June 30, 2000. (2)

     17(i) Semi-Annual Report to Shareholders of Chase Vista Equity Growth Fund dated April 30, 2000. (2)

     (1) Filed as an Exhibit to the Registration Statement on Form N-1A on December 30, 1997.


                                    Part C-3

     (2)   Filed herewith.

     (3)   To be filed by amendment.



     Item 17.  Undertakings.

          ---------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                    Part C-4

                                   SIGNATURES


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 25th day of October, 2000.

     MUTUAL FUND GROUP


     Registrant


     By:
        ---------------------------------------------
         H. Richard Vartabedian
         President


     As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


                  *                                Chairman and Trustee                   October 25, 2000
--------------------------------------------                                              ----------------
Fergus Reid, III

     /s/ H. Richard Vartabedian                    President and Trustee                  October 25, 2000
--------------------------------------------                                              ----------------
H. Richard Vartabedian

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
William J. Armstrong

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
John R. H. Blum

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Stuart W. Cragin, Jr.

                 *                                Trustee                                 October 25, 2000
--------------------------------------------                                              ----------------
Roland R. Eppley, Jr.



                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Joseph J. Harkins

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Sarah E. Jones

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
W.D. MacCallan

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
George E. McDavid

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
W. Perry Neff

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Leonard M. Spalding, Jr.

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Irv Thode

                  *                                Trustee                                October 25, 2000
--------------------------------------------                                              ----------------
Richard E. Ten Haken

                                                   Treasurer and                          October 25, 2000
--------------------------------------------       Principal Financial Officer            ----------------
Martin R. Dean

     /s/ H. Richard Vartabedian                    Attorney in Fact                       October 25, 2000
--------------------------------------------                                              ----------------
H. Richard Vartabedian

                                    EXHIBITS

ITEM      DESCRIPTION

(14)      Consent of PricewaterhouseCoopers LLP.

(17) (a)  Form of Proxy Card.

     (b)  Prospectus for Chase Equity Growth Fund.

     (c)  Prospectus for Chase Vista Equity Growth Fund.

     (d)  Statement of Additional Information of MFIT.

     (e)  Statement of Additional Information of MFG.

     (f) Annual Report to Shareholders of Chase Equity Growth Fund dated December 31, 1999.

     (g) Annual Report to Shareholders of Chase Vista Equity Growth Fund dated October 31, 1999.

     (h) Semi-Annual Report to Shareholders of Chase Equity Growth Fund dated June 30, 2000.

     (i) Semi-Annual Report to Shareholders of Chase Vista Equity Growth Fund dated April 30, 2000.